UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   June 15, 2020

______________

INTERUPS INC.

(Exact name of registrant as specified in its charter)

______________

Nevada	333-182956	48-1308920
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

90 STATE STREET, SUITE 700, OFFICE 40, ALBANY, NY 12207

(Address of Principal Executive Office) (Zip Code)

(929) 376-9679

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02—DEPARTURE OF DIRECTORS AND CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Effective June 15, 2020, the Chairman of the Registrant accepted Ms. Louise Jones’ resignation. Mr. Laxmi Prasad will function as Chairman & CEO of the Registrant, until a suitable replacement for the position of Chief Executive Officer is hired. Mr. Prasad is a qualified Chartered Accountant from India and a CPA from the United States holding 30+ years of experience in global financial practice, taxation, capital markets, mergers and acquisitions. He specializes in structuring large & complex transactions and is working towards organizing a Residential REIT and a diversified asset based Infrastructure Investment Trust (InvIT) per laws of India.

ITEM 8.01—OTHER EVENTS

Effective June 12, 2020, Registrant, continuing its efforts to extend opportunities for its stakeholders, affiliates, associates and itself, has submitted a preliminary expression of interest to participate in and/or facilitate participation in resolving the ongoing corporate insolvency of Asian Colour Coated Ispat Limtied (“ACCIL” or “Corporate Debtor”). The Registrant intends to extend a value proposition, for and on behalf of its strategic investors, for the acquisition of ACCIL in excess of the current offer in place from the previous Bid Winner. The Registrant has not advanced to the stage of signing of a Memorandum of Understanding for moving forward with ACCIL. However, the Registrant is in active pursuit of this and made its representation to Creditors Committee of the Target Company.

THERE IS NO GUARANTEE THAT THE REGISTRANT WILL BE ABLE TO MATERIALISE NEGOTIATIONS AND EXPRESSION OF INTEREST INTO A MEMORANDUM OF UNDERSTANDING OR BINDING ARRANGEMENT. THERE IS ALSO NO GUARANTEE THAT THE REGISTRANT WILL BE ABLE TO ARRANGE MONIES AND THE TRANSACTION WILL CONSUMATE. FAILURE SHALL MEAN LOSS OF TIME, MONEY, RESOURCES AND OPPORTUNITISTIC INVESTMENT LOSS, VALUE AND INCOME THAT THE REGISTRANT OTHERWISE IS EXPECTING TO GAIN.

Effective June 15, 2020, Registrant is evaluating Reliance Naval and Engineering Company Limited (“RNEL”) for acquisition by few of its strategic investors. Registrant is in the process of appointing transaction advisers and a legal team for conducting due diligence. Once due diligence is complete with valuation, the Registrant intends to structure and place a bid for the target, RNEL, on behalf of stakeholders.

THERE IS NO GUARANTEE THAT THE REGISTRANT WILL BE ABLE TO ARRANGE MONIES AND THE TRANSACTION WILL CONSUMMATE. FAILURE SHALL MEAN LOSS OF TIME, MONEY, RESOURCES AND OPPORTUNISTIC INVESTMENT LOSS, VALUE AND INCOME THAT THE REGISTRANT OTHERWISE IS EXPECTING TO GAIN.

Registrant, along with a group of investors, is gearing itself to express interest and participate in the Follow-on-Public Offer (‘FPO’) of a large private bank in India that recently went into troubles and financial distress and now setting back into normalcy. Registrant intends to acquire 4.99% of the post-diluted equity stock of the Bank and towards this, it is working with several intermediaries, legal and regulatory framework, including engagement of Investment Managers in US & India, Category 1 Foreign Portfolio Investors, and Custodians to pipeline the transaction. Registrant is also in advanced discussions with a few Indian Mutual Funds to sponsor an Indian Alternate Investment Fund (AIF), with $2.40 Billion corpus, into which Registrant’s domestic investors would be investing contribution monies for onward investments into listed and unlisted stocks’ long or short position. An Indian Securities Exchange Board of India registered Category 3 Alternative Investment Fund is structured like a Hedge Fund.  Registrant is also researching, with experts engaged, to determine if it will be able to organize unsponsored American Depository Receipts to facilitate its investors and stakeholders to trade these instruments on the US OTC by filing and registering these depository receipts with SEC that will have a cover of the stocks that Registrant’s Investors will purchase through FPI Cat1 and kept with an Indian Custodian.  The Regulatory Framework that the Indian Securities Exchange Board issued is unclear on the issuance of unsponsored Depository Receipts but if the efforts turn into fruition Registrant will gain traction in consulting for other listed entities in India to follow similar route to attract capital in the US Markets.

THERE IS HOWEVER NO GUARANTEE THAT THE REGISTRANT WILL BE SUCCESSFUL IN EXECUTING THE TRANSACITON AND BE ABLE TO ARRANGE MONIES. NOR THERE IS ANY GUARANTEE THAT THE TRANSACTION WILL CONSUMMATE. FAILURE SHALL MEAN LOSS OF TIME, MONEY, RESOURCES AND OPPORTUNISTIC INVESTMENT LOSS, VALUE AND INCOME THAT THE REGISTRANT OTHERWISE IS EXPECTING TO GAIN.

NOTE ON FORWARD LOOKING STATEMENTS

This Report on Form 8-K may include both historical and forward-looking statements, which include information relating to future events, future financial performance, strategies, expectations, competitive environment and regulations. Words such as “may,” “shall”, “should,” “could,” “would,” “predicts,” “potential,” “continue,” “expects,” “anticipates,” “future,” “intends,” “intending”, “contemplating”, “plans,” “believes,” “estimates,” “hopefully” and similar expressions, as well as statements in future tense, present and past continuing, identify forward-looking statements. Such statements are intended to operate as “forward-looking statements” of the kind permitted by the Private Securities Litigation Reform Act of 1995, incorporated in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). That legislation protects such predictive statements by creating a “safe harbor” from liability in the event that a particular prediction does not turn out as anticipated. Forward-looking statements should not be read as a guarantee of future performance or results and will probably not be accurate indications of when such performance or results will be achieved. Forward-looking statements are based on information we have when those statements are made, or on our management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements.

The inclusion of the forward-looking statements should not be regarded as a representation by us, or any other person, that such forward-looking statements will be achieved. You should be aware that any forward- looking statement made by us in this Report on Form 8-K, or elsewhere, speaks only as of the date on which we make it. We undertake no duty to update any of the forward-looking statements, whether as a result of new information, future events or otherwise. In light of the foregoing, readers are cautioned not to place undue reliance on the forward-looking statements contained in this Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERUPS INC.

June 15, 2020	By	/s/Laxmi Prasad
Laxmi Prasad, Chairman